Exhibit 99.1

Serve Robotics Acquires Vayu Robotics to Pioneer AI Foundation Model-Based Autonomy for Last-Mile Delivery

●	Expedites Serve’s adoption of end-to-end learned autonomy to unlock safer, faster navigation

●	Vinod Khosla to join Serve’s advisory board

SAN FRANCISCO, August 18, 2025 -- Serve Robotics Inc. (Nasdaq: SERV), a leading autonomous sidewalk delivery company (“Serve”), has acquired Vayu Robotics, Inc. (“Vayu”), a pioneer in urban robot navigation using large-scale AI models.

The strategic acquisition marks a milestone in Serve’s mission to redefine the future of autonomous delivery. As “physical AI” gains unprecedented momentum, acquiring Vayu positions Serve at the forefront of this paradigm shift in the robotics industry.

Serve’s delivery robots have set the industry benchmark for last-mile autonomy performance, successfully navigating complex, dynamic environments in urban settings. By combining Serve’s autonomy stack and unrivalled real-world sidewalk dataset with Vayu’s expertise in AI foundation models and its scalable simulation-powered data engine, Serve is positioned to train more capable models through the fusion of real and simulated data — unlocking safer, faster, and more generalizable navigation while accelerating entry into new geographies and use cases.

The combination of Serve and Vayu is expected to:

●	Accelerate Serve’s roadmap and bring new capabilities enabled by Vayu’s interpretable, foundation-model-driven robot navigation to Serve’s third-generation robots powered by the NVIDIA Orin edge AI platform.

●	Expand Serve’s autonomy training capabilities by integrating high-speed, photorealistic simulation engine that complements Serve’s real-world dataset to enable scalable, diverse, and edge-case-rich AI training.

●	Enable possible expansion into new delivery use cases and operating environments (such as bike lanes and road margins), facilitating faster entry into new customer categories, geographic regions and driving additional revenue and customer growth.

●	Enhance safety, reliability and speed to further improve operation cost across Serve’s growing fleet.

Vayu’s multidisciplinary team of exceptional engineers from top-tier institutions, pedigreed researchers, and seasoned business leaders join Serve with decades of experience in developing and commercializing advanced technologies across autonomous vehicles and robotics. Vayu’s founders Anand Gopalan, Mahesh Krishnamurthi and Nitish Srivastava bring unique perspectives shaped by their deep expertise in AI and machine learning, hardware systems, and large-scale production.

In addition, legendary Silicon Valley technologist and Vayu’s lead investor Vinod Khosla will join Serve’s Advisory Board to support its mission of bringing robots to cities across the world.

“With this acquisition, Serve solidifies its leadership position, not just in current robotic delivery operations, but in shaping the future of autonomous robotic navigation. This step marks a significant milestone in Serve’s roadmap toward wide-scale deployment of autonomous robots on sidewalks across the nation, aligning with industry predictions of rapid robot adoption,” said Dr. Ali Kashani, CEO and co-founder of Serve Robotics. “Autonomy is critical to our long-term goal of bringing delivery costs down to $1, and these new capabilities will help us move faster.”

“We are thrilled to join the Serve team and apply our AI foundation model technology, talent and expertise to accelerating the development of their autonomous delivery platform,” said Anand Gopalan, CEO of Vayu Robotics. “Serve is differentiated by unmatched operational depth, a proven ability to deploy robots at scale, and a relentless focus on driving down cost per delivery through autonomy. Combined with a strong balance sheet and a bold, clear-eyed vision, Serve is uniquely positioned to lead the future of last-mile logistics. We’re proud and excited to be building that future together.”

“AI models are driving a new class of robotics across a range of industries,” said Vinod Khosla, founder of Khosla Ventures. “We invested early in Vayu because last-mile delivery stood out as one of the applications where autonomous delivery robots could create immense value. Today’s acquisition combines Vayu’s technological breakthroughs with Serve’s large footprint to accelerate faster, safer and more cost effective delivery.”

Financial Consideration

The acquisition was completed for upfront initial consideration payable to Vayu stockholders of 1,696,069 shares of Serve’s common stock (“Common Stock”), subject to customary purchase price adjustments and including vested, in-the-money options. An additional future earnout of 560,000 shares of Common Stock may be payable to Vayu stockholders and Vayu debtholders, contingent on achieving certain autonomy performance milestones. Additionally, the acquisition consideration included warrants to purchase 4,000,000 shares of Common Stock at an exercise price of $10.36 per share, issued to the Vayu SAFE holder, Kholsa Ventures.

Some Vayu stockholders may also receive cash in lieu of shares. The transaction includes customary representations and warranties of the parties and an escrow to cover any indemnifiable expenses or liabilities. The stock consideration received in the transaction is subject to a 180-day lockup and the warrant consideration received in the transaction is subject to a four-year lockup.

Following the acquisition, Serve will continue to have a strong balance sheet and expects to continue to have access to sufficient capital.

About Vayu Robotics

Vayu Robotics is an AI company driven by the belief that the next wave of robotics solutions can be low cost, environmentally sustainable and inherently scalable. Vayu is building the foundation model for robotics – the next generation of AI to power perception and motion. Vayu’s team of engineers, technologists and business leaders come with decades of experience that bring together the best in machine learning, sensing and production, enabling the development of technology that will democratize robotics for widespread adoption.

About Serve Robotics

Serve Robotics develops advanced, AI-powered, low-emissions sidewalk delivery robots that endeavor to make delivery sustainable and economical. Spun off from Uber in 2021 as an independent company, Serve has completed tens of thousands of deliveries for enterprise partners such as Uber Eats and 7-Eleven. Serve has scalable multi-year contracts, including a signed agreement to deploy up to 2,000 delivery robots on the Uber Eats platform across multiple U.S. markets.

For further information about Serve Robotics (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Serve intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be about future events, including statements regarding Serve’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Serve’s expectations with respect to the financial and operating performance of its business, its capital position, future growth, and the completion of or benefits from any planned or future acquisitions. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in Serve’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the United States Securities and Exchange Commission (the “SEC”) and in its subsequent filings filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Serve undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Contacts

Media

Aduke Thelwell

press@serverobotics.com

Investor Relations

investor.relations@serverobotics.com

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